SCHEDULE 14A INFORMATION

                 Consent Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant / /
Filed by a Party other than the Registrant /X/
Check the appropriate box:
/ /    Preliminary Consent Statement
/ / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/ /    Definitive Consent Statement
/ /    Definitive Additional Materials
/X/    Soliciting Material Pursuant to Rule 14a-12

                                 eXegenics Inc.
                (Name of Registrant as Specified In Its Charter)

                        Foundation Growth Investments LLC
                               EI Acquisition Inc.
   (Name of Person(s) Filing Consent Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/    No fee required
/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
       (1)     Title of each class of securities to which transaction applies:

       (2)     Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)     Proposed maximum aggregate value of transaction:

       (5)     Total fee paid:

/ /    Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)     Amount Previously Paid:

       (2)     Form, Schedule or Registration Statement No.:

       (3)     Filing Party:

       (4)     Date Filed:

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                               September 18, 2003


VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549
Attn:  1934 Act Filing Desk

Re: Foundation Growth Investments LLC and EI Acquisition Inc. Consent Solicitation on Schedule 14A with respect to the stockholders of eXegenics Inc.

Ladies/Gentlemen:

         Please be advised that Foundation Growth Investments LLC and EI Acquisition Inc. hereby withdraw their Consent Statement on Schedule 14A regarding the stockholders of eXegenics Inc.



                                             Very truly yours,

                                             FOUNDATION GROWTH INVESTMENTS LLC

                                             EI ACQUISITION INC.